UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 21, 2022

CITRIX SYSTEMS, INC.

(Exact name of Registrant as specified in its Charter)

Delaware	0-27084	75-2275152
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

851 West Cypress Creek Road

Fort Lauderdale, Florida 33309

(Address of Principal Executive Offices) (Zip Code)

Telephone: (954) 267-3000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $.001 par value per share	CTXS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At a special meeting of stockholders of Citrix Systems, Inc. (the “Company”) held on April 21, 2022 (the “Special Meeting”), the Company’s stockholders voted to approve the Company’s pending acquisition by affiliates of Vista Equity Partners and Evergreen Coast Capital Corporation, an affiliate of Elliott Investment Management L.P. As of the date of this Current Report on Form 8-K, the transaction is expected to close in mid-2022, subject to customary closing conditions, including the receipt of regulatory approvals.

At the Special Meeting, the Company’s stockholders voted on the proposals listed below. The proposals are described in detail in the Company’s proxy statement for the Special Meeting filed with the Securities and Exchange Commission on March 16, 2022 (the “Proxy Statement”). The final results for the votes regarding each proposal are set forth below. There were no recorded broker non-votes.

Proposal 1: The Merger Proposal

To adopt the Agreement and Plan of Merger, dated as of January 31, 2022 (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among the Company, Picard Parent, Inc., a Delaware corporation (“Parent”), Picard Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Subsidiary”), and solely for the limited purposes described in the Merger Agreement, TIBCO Software Inc., a Delaware corporation. Pursuant to the terms of the Merger Agreement, Merger Subsidiary will merge with and into the Company, with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent (the “Merger”).

The following votes were cast at the Special Meeting (in person or by proxy) and the proposal was approved:

Votes For	Votes Against	Abstentions
77,688,219	8,053,816	170,976

Proposal 2: The Compensation Proposal

To approve, on an advisory, non-binding basis, the compensation that may be paid or may become payable to the Company’s named executive officers in connection with the Merger.

The following advisory votes were cast at the Special Meeting (in person or by proxy) and the non-binding proposal was not approved:

Votes For	Votes Against	Abstentions
31,448,487	54,175,378	289,146

The proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there were insufficient votes to adopt the Merger Agreement, was not voted upon at the Special Meeting since there were sufficient votes to approve proposal 1.

Item 8.01	Other Events.

On April 21, 2022, the Company issued a press release announcing adoption of the Merger Agreement by the Company’s stockholders at the Special Meeting. A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Safe Harbor for Forward-Looking Statements

Certain statements contained in this report may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words “predicts,” “plans,” “expects,” “anticipates,” “believes,” “goal,” “target,” “estimate,” “potential,” “may,” “might,” “could,” “see,” “seek,” “forecast,” and similar words. Forward-looking statements are based on the Company’s current plans and expectations and involve risks and uncertainties which are, in many instances, beyond the Company’s control, and which could cause actual results to differ materially from those included in or contemplated or implied by the forward-looking statements. Such risks and uncertainties include, among others: (i) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (ii) the failure to obtain certain required regulatory approvals to the completion of the proposed Merger or the failure to satisfy any of the other conditions to the completion of the proposed Merger; (iii) any difficulties of Vista or Elliott in financing the Merger as a result of uncertainty or adverse developments in the debt or equity capital markets or otherwise; (iv) the effect of the announcement of the proposed Merger on the ability of the Company to retain and hire key personnel and maintain relationships with its key business partners and customers, and others with whom it does business, or on its operating results and businesses generally; (v) the response of competitors to the proposed Merger; (vi) risks associated with the disruption of management’s attention from ongoing business operations due to the proposed Merger; (vii) the ability to meet expectations regarding the timing and completion of the proposed Merger; (viii) significant costs associated with the proposed Merger; (ix) potential litigation relating to the proposed Merger; (x) restrictions during the pendency of the proposed Merger that may impact the Company’s ability to pursue certain business opportunities; and (xi) the other risks, uncertainties and factors detailed in the Company’s filings with the SEC, including in the Company’s Annual Report on Form 10-K, filed February 16, 2022. As a result of such risks, uncertainties and factors, the Company’s actual results may differ materially from any future results, performance or achievements discussed in or implied by the forward-looking statements contained herein. The Company is providing the information in this report as of this date and assumes no obligations to update the information included in this report or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release, dated April 21, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Citrix Systems, Inc.

Dated: April 22, 2022	By:	/s/ Antonio G. Gomes
	Name:	Antonio G. Gomes
	Title:	Executive Vice President, Chief Legal Officer and Secretary